Exhibit 99.1
For Immediate Release
Starwood Property Trust Reports Results for the
Quarter and Year Ended December 31, 2022
– Quarterly GAAP Earnings of $0.44 and Distributable Earnings (DE) of $0.50 per Diluted Share –
– Undepreciated Book Value Per Share Increased $0.96 Year-over-Year to $21.70 –
– $10.7 Billion of Investment Activity in 2022, Including $5.3 Billion in CRE Lending –
– $1.2 Billion of Investment Activity in the Fourth Quarter –
– Largest Commercial Mortgage REIT Balance Sheet with Total Assets of $28.3 Billion –
– Liquidity of $1.1 Billion –
– Paid Dividend of $0.48 per Share –
GREENWICH, Conn., March 1, 2023 /PRNewswire/ -- Starwood Property Trust, Inc. (NYSE: STWD) today announced operating results for the fiscal quarter and year ended December 31, 2022. The Company’s fourth quarter 2022 GAAP net income was $140.0 million, or $0.44 per diluted share. Distributable Earnings (a non-GAAP financial measure) was $160.5 million, or $0.50 per diluted share. The Company's full year 2022 GAAP net income was $871.5 million, or $2.74 per diluted share, and Distributable Earnings was $726.3 million, or $2.28 per diluted share.
“We built our unique multi-cylinder platform to perform through economic cycles. We have the most diversified asset and liability structure in our sector, which enabled us to once again generate consistent returns in 2022. Our results were highlighted by continued income growth in our Woodstar Fund investments, which increased in fair value by $555.0 million this year alone and contributed to record book value growth of 26% over the last two years,” commented Barry Sternlicht, Chairman and CEO of Starwood Property Trust.
“We are well-positioned to take advantage of outsized investment opportunities across our business lines in 2023, with strong liquidity levels and access to significant sources of capital, including $3.9 billion of unencumbered assets which allow for incremental debt capacity and $1.5 billion of unrealized gains in our property portfolio which are available to be harvested to create incremental liquidity. As we evaluate investing into these outsized opportunities, we remain laser focused on protecting our low leverage balance sheet,” added Jeffrey DiModica, President of Starwood Property Trust.
Supplemental Schedules
The Company has published supplemental earnings schedules on its website in order to provide additional disclosure and financial information for the benefit of the Company’s stakeholders. Specifically, these materials can be found on the Company’s website in the Investor Relations section under “Quarterly Results” at www.starwoodpropertytrust.com.

Webcast and Conference Call Information
The Company will host a live webcast and conference call on Wednesday, March 1, 2023, at 10:00 a.m. Eastern Time.  To listen to a live broadcast, access the site at least 15 minutes prior to the scheduled start time in order to register, download and install any necessary audio software. The webcast is available at www.starwoodpropertytrust.com in the Investor Relations section of the website. The Company encourages use of the webcast due to potential extended wait times to access the conference call via dial-in.
To Participate via Telephone Conference Call:
Dial in at least 15 minutes prior to start time.
Domestic: 1-877-407-9039
International: 1-201-689-8470
Conference Call Playback:
Domestic: 1-844-512-2921
International: 1-412-317-6671
Passcode: 13735050
The playback can be accessed through March 15, 2023.
About Starwood Property Trust, Inc.
Starwood Property Trust (NYSE: STWD), an affiliate of global private investment firm Starwood Capital Group, is a leading diversified finance company with a core focus on the real estate and infrastructure sectors. As of December 31, 2022, the Company has successfully deployed $94 billion of capital since inception and manages a portfolio of over $28 billion across debt and equity investments. Starwood Property Trust’s investment objective is to generate attractive and stable returns for shareholders, primarily through dividends, by leveraging a premiere global organization to identify and execute on the best risk adjusted returning investments across its target assets. Additional information can be found at www.starwoodpropertytrust.com.
Forward-Looking Statements
Statements in this press release which are not historical fact may be deemed forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements are developed by combining currently available information with our beliefs and assumptions and are generally identified by the words “believe,” “expect,” “anticipate” and other similar expressions.  Although Starwood Property Trust, Inc. believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained.  Factors that could cause actual results to differ materially from the Company’s expectations include, but are not limited to, completion of pending investments and financings, continued ability to acquire additional investments, competition within the finance and real estate industries, availability of financing, the duration and extent of the ongoing effects of the COVID-19 pandemic (including variants and resurgences) and other risks detailed under the heading “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as well as other risks and uncertainties set forth from time to time in the Company's reports filed with the SEC.
In light of these risks and uncertainties, there can be no assurances that the results referred to in the forward-looking statements contained herein will in fact occur. Except to the extent required by applicable law or regulation, we undertake no obligation to, and expressly disclaim any such obligation to, update or revise any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events, changes to future results over time or otherwise.
Additional information can be found on the Company’s website at www.starwoodpropertytrust.com.

Contact:
Zachary Tanenbaum
Starwood Property Trust
Phone: 203-422-7788
Email: ztanenbaum@starwood.com

Starwood Property Trust, Inc. and Subsidiaries
Condensed Consolidated Statement of Operations by Segment
For the three months ended December 31, 2022
(Amounts in thousands)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Subtotal	Securitization VIEs	Total
Revenues:
Interest income from loans	$344,104	$50,133	$—	$1,161	$—	$395,398	$—	$395,398
Interest income from investment securities	30,138	557	—	23,079	—	53,774	(37,024)	16,750
Servicing fees	138	—	—	13,319	—	13,457	(4,070)	9,387
Rental income	1,793	—	23,708	6,726	—	32,227	—	32,227
Other revenues	253	164	93	259	66	835	—	835
Total revenues	376,426	50,854	23,801	44,544	66	495,691	(41,094)	454,597
Costs and expenses:
Management fees	(166)	—	—	—	41,442	41,276	—	41,276
Interest expense	199,191	29,706	11,517	7,484	47,947	295,845	(216)	295,629
General and administrative	12,796	3,457	1,105	18,875	4,423	40,656	23	40,679
Acquisition and investment pursuit costs	1,233	—	—	15	—	1,248	—	1,248
Costs of rental operations	2,855	—	5,858	3,308	—	12,021	—	12,021
Depreciation and amortization	1,614	77	8,155	2,949	—	12,795	—	12,795
Credit loss provision (reversal), net	26,753	(219)	—	—	—	26,534	—	26,534
Other expense	—	—	—	1	—	1	—	1
Total costs and expenses	244,276	33,021	26,635	32,632	93,812	430,376	(193)	430,183
Other income (loss):
Change in net assets related to consolidated VIEs	—	—	—	—	—	—	51,733	51,733
Change in fair value of servicing rights	—	—	—	(2,734)	—	(2,734)	2,510	(224)
Change in fair value of investment securities, net	16,837	—	—	(4,326)	—	12,511	(13,032)	(521)
Change in fair value of mortgage loans, net	(24,669)	—	—	5,184	—	(19,485)	—	(19,485)
Income from affordable housing fund investments	—	—	97,003	—	—	97,003	—	97,003
(Loss) earnings from unconsolidated entities	(8,644)	1,351	—	370	—	(6,923)	(311)	(7,234)
Gain on sale of investments and other assets, net	72	—	—	25,480	—	25,552	—	25,552
(Loss) gain on derivative financial instruments, net	(126,837)	7	1,919	(2,027)	(968)	(127,906)	—	(127,906)
Foreign currency gain (loss), net	116,021	253	(29)	—	—	116,245	—	116,245
Loss on extinguishment of debt	(3)	—	—	(147)	—	(150)	—	(150)
Other loss, net	(1,644)	—	(1,103)	—	—	(2,747)	—	(2,747)
Total other income (loss)	(28,867)	1,611	97,790	21,800	(968)	91,366	40,900	132,266
Income (loss) before income taxes	103,283	19,444	94,956	33,712	(94,714)	156,681	(1)	156,680
Income tax benefit	11,517	5	—	1,002	—	12,524	—	12,524
Net income (loss)	114,800	19,449	94,956	34,714	(94,714)	169,205	(1)	169,204
Net income attributable to non-controlling interests	(4)	—	(24,219)	(4,955)	—	(29,178)	1	(29,177)
Net income (loss) attributable to Starwood Property Trust, Inc.	$114,796	$19,449	$70,737	$29,759	$(94,714)	$140,027	$—	$140,027

Definition of Distributable Earnings
Distributable Earnings, a non-GAAP financial measure, is used to compute the Company’s incentive fees to its external manager and is an appropriate supplemental disclosure for a mortgage REIT. For the Company’s purposes, Distributable Earnings is defined as GAAP net income (loss) excluding non-cash equity compensation expense, the incentive fee due to the Company’s external manager, acquisition costs for successful acquisitions, depreciation and amortization of real estate and associated intangibles, any unrealized gains, losses or other non-cash items recorded in net income (loss) for the period and, to the extent deducted from net income (loss), distributions payable with respect to equity securities of subsidiaries issued in exchange for properties or interests therein. The amount is adjusted to exclude one-time events pursuant to changes in GAAP and certain other non-cash adjustments as determined by the Company’s external manager and approved by a majority of the Company’s independent directors. Refer to the Company's Annual Report on Form 10-K for the year ended December 31, 2022 for additional information regarding Distributable Earnings.
Reconciliation of Net Income to Distributable Earnings
For the three months ended December 31, 2022
(Amounts in thousands except per share data)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Total
Net income (loss) attributable to Starwood Property Trust, Inc.	$114,796	$19,449	$70,737	$29,759	$(94,714)	$140,027
Add / (Deduct):
Non-controlling interests attributable to Woodstar II Class A Units	—	—	4,691	—	—	4,691
Non-controlling interests attributable to unrealized gains/losses	—	—	17,713	(1,788)	—	15,925
Non-cash equity compensation expense	1,853	266	76	1,459	6,828	10,482
Management incentive fee	—	—	—	—	14,465	14,465
Acquisition and investment pursuit costs	(22)	—	(82)	(223)	—	(327)
Depreciation and amortization	1,728	67	8,231	3,071	—	13,097
Interest income adjustment for securities	4,434	—	—	7,601	—	12,035
Extinguishment of debt, net	—	—	—	—	(247)	(247)
Income tax benefit associated with unrealized fair value adjustments	(11,517)	(5)	—	(1,001)	—	(12,523)
Other non-cash items	3	—	362	77	—	442
Reversal of GAAP unrealized and realized (gains) / losses on:
Loans	24,669	—	—	(5,184)	—	19,485
Credit loss provision (reversal), net	26,753	(219)	—	—	—	26,534
Securities	(16,837)	—	—	4,326	—	(12,511)
Woodstar Fund investments	—	—	(97,003)	—	—	(97,003)
Derivatives	126,837	(7)	(1,919)	2,027	968	127,906
Foreign currency	(116,021)	(253)	29	—	—	(116,245)
Loss (earnings) from unconsolidated entities	8,644	(1,351)	—	(370)	—	6,923
Sales of properties	—	—	—	(25,480)	—	(25,480)
Recognition of Distributable realized gains / (losses) on:
Loans	(385)	—	—	5,197	—	4,812
Securities	—	—	—	(10,715)	—	(10,715)
Woodstar Fund investments	—	—	10,887	—	—	10,887
Derivatives	15,279	64	3,240	(1,181)	(4,792)	12,610
Foreign currency	222	34	(29)	—	—	227
(Loss) earnings from unconsolidated entities	(8,616)	—	—	478	—	(8,138)
Sales of properties	—	—	—	23,167	—	23,167
Distributable Earnings (Loss)	$171,820	$18,045	$16,933	$31,220	$(77,492)	$160,526
Distributable Earnings (Loss) per Weighted Average Diluted Share	$0.53	$0.06	$0.05	$0.10	$(0.24)	$0.50

Starwood Property Trust, Inc. and Subsidiaries
Condensed Consolidated Statement of Operations by Segment
For the year ended December 31, 2022
(Amounts in thousands)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Subtotal	Securitization VIEs	Total
Revenues:
Interest income from loans	$1,058,326	$150,230	$—	$9,965	$—	$1,218,521	$—	$1,218,521
Interest income from investment securities	102,125	3,681	—	99,043	—	204,849	(139,791)	65,058
Servicing fees	558	—	—	54,836	—	55,394	(15,035)	40,359
Rental income	6,467	—	91,587	30,209	—	128,263	—	128,263
Other revenues	504	451	245	11,258	69	12,527	(12)	12,515
Total revenues	1,167,980	154,362	91,832	205,311	69	1,619,554	(154,838)	1,464,716
Costs and expenses:
Management fees	592	—	—	—	154,959	155,551	—	155,551
Interest expense	501,126	79,137	33,938	26,686	157,097	797,984	(863)	797,121
General and administrative	52,701	14,187	4,069	85,478	18,777	175,212	288	175,500
Acquisition and investment pursuit costs	3,634	3	7	(244)	—	3,400	—	3,400
Costs of rental operations	7,833	—	21,868	14,414	—	44,115	—	44,115
Depreciation and amortization	4,720	387	32,714	11,472	—	49,293	—	49,293
Credit loss provision, net	39,780	6,877	—	—	—	46,657	—	46,657
Other expense	1,251	—	55	8	—	1,314	—	1,314
Total costs and expenses	611,637	100,591	92,651	137,814	330,833	1,273,526	(575)	1,272,951
Other income (loss):
Change in net assets related to consolidated VIEs	—	—	—	—	—	—	124,001	124,001
Change in fair value of servicing rights	—	—	—	(2,051)	—	(2,051)	3,061	1,010
Change in fair value of investment securities, net	11,818	—	—	(43,179)	—	(31,361)	29,157	(2,204)
Change in fair value of mortgage loans, net	(352,412)	—	—	6,190	—	(346,222)	—	(346,222)
Income from affordable housing fund investments	—	—	755,736	—	—	755,736	—	755,736
(Loss) earnings from unconsolidated entities	(11,242)	3,982	—	2,871	—	(4,389)	(1,934)	(6,323)
Gain on sale of investments and other assets, net	86,532	—	—	51,079	—	137,611	—	137,611
Gain (loss) on derivative financial instruments, net	338,994	1,235	35,081	41,692	(82,987)	334,015	—	334,015
Foreign currency (loss) gain, net	(96,651)	(317)	12	—	—	(96,956)	—	(96,956)
Loss on extinguishment of debt	(209)	(469)	—	(507)	—	(1,185)	—	(1,185)
Other (loss) income, net	(92,632)	—	(1,103)	—	—	(93,735)	25	(93,710)
Total other income (loss)	(115,802)	4,431	789,726	56,095	(82,987)	651,463	154,310	805,773
Income (loss) before income taxes	440,541	58,202	788,907	123,592	(413,751)	997,491	47	997,538
Income tax benefit (provision)	69,199	12	—	(7,688)	—	61,523	—	61,523
Net income (loss)	509,740	58,214	788,907	115,904	(413,751)	1,059,014	47	1,059,061
Net income attributable to non-controlling interests	(14)	—	(172,598)	(14,927)	—	(187,539)	(47)	(187,586)
Net income (loss) attributable to Starwood Property Trust, Inc.	$509,726	$58,214	$616,309	$100,977	$(413,751)	$871,475	$—	$871,475

Reconciliation of Net Income to Distributable Earnings
For the year ended December 31, 2022
(Amounts in thousands except per share data)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Total
Net income (loss) attributable to Starwood Property Trust, Inc.	509,726	58,214	616,309	100,977	(413,751)	871,475
Add / (Deduct):
Non-controlling interests attributable to Woodstar II Class A Units	—	—	18,764	—	—	18,764
Non-controlling interests attributable to unrealized gains/losses	—	—	143,769	(5,161)	—	138,608
Non-cash equity compensation expense	7,966	1,246	285	5,616	25,072	40,185
Management incentive fee	—	—	—	—	49,586	49,586
Acquisition and investment pursuit costs	(381)	—	(324)	(392)	—	(1,097)
Depreciation and amortization	4,919	348	33,005	11,959	—	50,231
Interest income adjustment for securities	10,777	—	—	12,362	—	23,139
Extinguishment of debt, net	—	—	—	—	(986)	(986)
Income tax benefit associated with unrealized fair value adjustments	(64,616)	(7)	—	3,345	—	(61,278)
Other non-cash items	88,194	—	1,498	355	—	90,047
Reversal of GAAP unrealized and realized (gains) / losses on:
Loans	352,412	—	—	(6,190)	—	346,222
Credit loss provision, net	39,780	6,877	—	—	—	46,657
Securities	(11,818)	—	—	43,179	—	31,361
Woodstar Fund investments	—	—	(755,736)	—	—	(755,736)
Derivatives	(338,994)	(1,235)	(35,081)	(41,692)	82,987	(334,015)
Foreign currency	96,651	317	(12)	—	—	96,956
Loss (earnings) from unconsolidated entities	11,242	(3,982)	—	(2,871)	—	4,389
Sales of properties	(86,610)	—	—	(51,079)	—	(137,689)
Recognition of Distributable realized gains / (losses) on:
Loans	(73,406)	—	—	5,467	—	(67,939)
Securities	(3,102)	—	—	(20,443)	—	(23,545)
Woodstar Fund investments	—	—	56,576	—	—	56,576
Derivatives	97,444	5	2,138	32,591	214	132,392
Foreign currency	(4,652)	58	12	—	—	(4,582)
(Loss) earnings from unconsolidated entities	(10,798)	2,632	—	4,236	—	(3,930)
Sales of properties	84,738	—		35,768	—	120,506
Distributable Earnings (Loss)	$709,472	$64,473	$81,203	$128,027	$(256,878)	$726,297
Distributable Earnings (Loss) per Weighted Average Diluted Share	$2.22	$0.20	$0.26	$0.40	$(0.80)	$2.28

Starwood Property Trust, Inc. and Subsidiaries
Condensed Consolidated Balance Sheet by Segment
As of December 31, 2022
(Amounts in thousands)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Subtotal	Securitization VIEs	Total
Assets:
Cash and cash equivalents	$68,593	$31,153	$31,194	$39,023	$91,098	$261,061	$—	$261,061
Restricted cash	18,556	31,133	981	5,259	65,143	121,072	—	121,072
Loans held-for-investment, net	16,038,930	2,352,932	—	9,577	—	18,401,439	—	18,401,439
Loans held-for-sale	2,763,458	—	—	21,136	—	2,784,594	—	2,784,594
Investment securities	1,250,893	66,204	—	1,165,628	—	2,482,725	(1,666,921)	815,804
Properties, net	463,492	—	864,778	121,716	—	1,449,986	—	1,449,986
Investments of consolidated affordable housing fund	—	—	1,761,002	—	—	1,761,002	—	1,761,002
Investments in unconsolidated entities	25,326	47,078	—	33,030	—	105,434	(13,542)	91,892
Goodwill	—	119,409	—	140,437	—	259,846	—	259,846
Intangible assets	11,908	—	29,613	66,310	—	107,831	(39,058)	68,773
Derivative assets	101,082	122	1,803	5,614	—	108,621	—	108,621
Accrued interest receivable	151,852	9,856	863	1,105	5,120	168,796	(275)	168,521
Other assets	170,177	3,614	54,313	12,929	56,444	297,477	—	297,477
VIE assets, at fair value	—	—	—	—	—	—	52,453,041	52,453,041
Total Assets	$21,064,267	$2,661,501	$2,744,547	$1,621,764	$217,805	$28,309,884	$50,733,245	$79,043,129
Liabilities and Equity
Liabilities:
Accounts payable, accrued expenses and other liabilities	$146,897	$20,656	$11,716	$46,377	$73,353	$298,999	$—	$298,999
Related-party payable	—	—	—	—	41,186	41,186	—	41,186
Dividends payable	—	—	—	—	151,511	151,511	—	151,511
Derivative liabilities	21,523	105	—	—	69,776	91,404	—	91,404
Secured financing agreements, net	10,804,970	1,042,679	789,719	543,256	1,342,074	14,522,698	(21,166)	14,501,532
Collateralized loan obligations and single asset securitization, net	2,862,211	814,013	—	—	—	3,676,224	—	3,676,224
Unsecured senior notes, net	—	—	—	—	2,329,211	2,329,211	—	2,329,211
VIE liabilities, at fair value	—	—	—	—	—	—	50,754,355	50,754,355
Total Liabilities	13,835,601	1,877,453	801,435	589,633	4,007,111	21,111,233	50,733,189	71,844,422
Temporary Equity: Redeemable non-controlling interests	—	—	362,790	—	—	362,790	—	362,790
Permanent Equity:
Starwood Property Trust, Inc. Stockholders’ Equity:
Common stock	—	—	—	—	3,181	3,181	—	3,181
Additional paid-in capital	2,124,496	683,258	(405,955)	(646,662)	4,051,950	5,807,087	—	5,807,087
Treasury stock	—	—	—	—	(138,022)	(138,022)	—	(138,022)
Retained earnings (accumulated deficit)	5,083,100	100,790	1,777,643	1,514,119	(7,706,415)	769,237	—	769,237
Accumulated other comprehensive income	20,955	—	—	—	—	20,955	—	20,955
Total Starwood Property Trust, Inc. Stockholders’ Equity	7,228,551	784,048	1,371,688	867,457	(3,789,306)	6,462,438	—	6,462,438
Non-controlling interests in consolidated subsidiaries	115	—	208,634	164,674	—	373,423	56	373,479
Total Permanent Equity	7,228,666	784,048	1,580,322	1,032,131	(3,789,306)	6,835,861	56	6,835,917
Total Liabilities and Equity	$21,064,267	$2,661,501	$2,744,547	$1,621,764	$217,805	$28,309,884	$50,733,245	$79,043,129